united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd St. Suite 100 Elkhorn, Nebraska 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2719

Date of fiscal year end: 4/30

Date of reporting period: 4/30/20

ITEM 1. REPORTS TO SHAREHOLDERS.

HOLBROOK INCOME FUND

Class I Shares (HOBIX)

Investor Class Shares (HOBEX)

Annual Report

April 30, 2020

Advised by:
Holbrook Holdings, Inc.
1722 NW Raleigh St. #416
Portland, OR 97212

www.holbrookholdings.com

1-877-345-8646

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.holbrookholdings.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

5760-NLD-6/3/2020

Holbrook Income Fund Annual Shareholder Letter

The Holbrook Income Fund (the “Fund”) remains committed to pursuing its investment objectives of providing its shareholders current income and capital preservation of a rising interest rate environment. To these ends, our trailing performance is as follows: For the 12-month reporting period ended April 30, 2020, the Holbrook Income Fund had a one-year return of -8.39% net of fees versus its benchmark, the Bank of America/Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index1, which returned 4.87% over the same time-period. From its inception date of July 6, 2016 to April 30, 2020, the Holbrook Income Fund had an annualized gain of 0.71% versus its benchmark which had an annualized return of 2.19% for that same period.

The onset of the COVID-19 pandemic has negatively affected many of the bonds that we hold in our portfolio. The Baby Bond portion of our portfolio was particularly impacted. Many of the issuers of these bonds lend money to Middle Market companies, and given the economic shutdown, the viability of many of these loans has come into question by investors. As such, the sector experienced a dynamic sell-off in March and April. Most of these bonds trade on an exchange and offer more liquidity than many over-the-counter (“OTC”) corporate bonds. As such, whereas many OTC corporate bonds did not trade during the extreme volatility of March and April, many of our issues found price discovery immediately. While the portfolio was marked down quickly, it also gave us the opportunity to add to positions at attractive levels. Although there are no guarantees, we are positioned for the economic recovery we feel will take place in the back half of 2020.

Thank you for your support of the Holbrook Income Fund,

Scott Carmack
CEO Holbrook Holdings Inc.
Portfolio Manager

[1]	The Bank of America /Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index - The Bank of America /Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is a subset of the Bank of America Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Holbrook Income Fund
Portfolio Review (Unaudited)
April 30, 2020

The Fund’s performance figures* for each period ended April 30, 2020, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception (a)
Class I	(8.39)%	0.71%
Investor Class	(8.81)%	0.21%
Bank of America/Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index (b,d)	4.87%	2.19%
Barclays U.S. Aggregate Bond Total Return Index (c)	10.84%	3.61%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Per the fee table in the prospectus dated August 31, 2019, the Fund’s total annual operating expenses are 1.67% for Class I and 2.17% for Investor Class shares. After fee waivers or reimbursements by the Advisor, the Fund’s total annual operating expenses are 1.31% for Class I and 1.81% for Investor Class shares. The Fund’s advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least September 1, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses (such as litigation) will not exceed 1.30% and 1.80% of average daily net assets attributable to Class I shares and Investor Class shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recapture can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. For performance information current to the most recent month-end, please call toll-free 1-877-345-8646 or visit www.holbrookholdings.com.

(a)	Inception date is July 6, 2016 for Class I and Investor Class.

(b)	The Bank of America/Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is a subset of the Bank of America Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years. Investors cannot invest directly in an index. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

(c)	The Barclays U.S. Aggregate Bond Total Return Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

(d)	The Fund’s Advisor has selected the Bank of America /Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index as the Fund’s primary benchmark index because the Index’s underlying characteristics, including weighted average maturity, effective duration, and average credit rating, provide a more accurate comparison to the Fund’s expected portfolio composition.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	42.1%
Banks	12.8%
Other ABS	9.8%
Diversified Financial Services	7.4%
REITs	5.9%
Oil & Gas	3.0%
United States Government Securities	2.7%
Real Estate	2.0%
Insurance	1.5%
Pipelines	1.5%
Other Assets Less Liabilities	11.3%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

Holbrook Income Fund
Portfolio of Investments
April 30, 2020

Shares		Variable Rate (%)	Coupon %		Maturity	Fair Value
	PREFERRED STOCK - 4.5%
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
50,100	Priority Income Fund, Inc.		6.250		12/31/2023	$1,183,112
10,000	Priority Income Fund, Inc.		6.375		12/31/2024	235,000
						1,418,112
	FINANCIAL SERVICES-CLOSED END FUNDS - 1.0%
12,498	OFS Credit Co., Inc.		6.875		3/31/2024	262,458
36,761	RiverNorth Marketplace Lending Corporation		5.875		10/31/2024	877,485
						1,139,943
	INVESTMENT COMPANIES - 0.1%
4,159	Gladstone Investment Corp.		6.250		9/30/2023	99,899
3,000	Gladstone Investment Corp.		6.375		8/31/2025	71,580
						171,479
	OIL & GAS - 0.2%
63,466	Nabors Industries Ltd.		6.000		5/1/2021	215,150

	REAL ESTATE - 2.0%
2,500	UIRC-GSA International LLC **		6.000	++	Perpetual	2,412,500

	TOTAL PREFERRED STOCK (Cost - $6,571,162)					5,357,184

Principal
	ASSET BACKED SECURITIES - 10.2%
	AUTOMOBILE ABS - 0.4%
$500,000	Luxury Lease Partners Auto Lease Trust 2019-ARC1 **		8.000		12/15/2026	467,951

	COLLATERALIZED LOAN OBLIGATIONS - 9.8%
995,000	Black Diamond CLO 2016-1 Ltd. **	3 Month LIBOR + 1.750%	2.741	+	4/26/2031	897,773
3,000,000	Deerpath Capital CLO 2018-1 LTD. **	3 Month LIBOR + 2.200%	3.568	+	4/17/2032	2,819,001
2,000,000	East West Investment Management CLO 2019-1 Ltd. **	3 Month LIBOR + 7.410%	9.362	+	10/20/2033	1,239,668
2,000,000	Nassau 2018-II Ltd. **	3 Month LIBOR + 2.550%	3.769	+	10/15/2031	1,790,004
1,000,000	Saranac Clo VIII Ltd. **		4.325		2/20/2033	903,800
1,500,000	Shackleton 2013-IV-R CLO Ltd. **	3 Month LIBOR + 1.900%	3.211	+	4/13/2031	1,267,500
3,000,000	Z Capital Credit Partners CLO 2019-1 Ltd. **	3 Month LIBOR + 2.700%	3.876	+	7/16/2031	2,807,670
						11,725,416

	TOTAL ASSET BACKED SECURITIES (Cost - $13,874,450)					12,193,367

	BONDS - 73.9%
	BANKS - 12.8%
46,000	Bank of America Corp.	CPI YOY + 1.100%	3.587	+	11/19/2024	46,862
145,000	Bank of Nova Scotia	4*(CMS30-CMS2-0.250%)	0.000	+	7/29/2033	101,500
547,000	Bank of Nova Scotia	4*(USISDA30-USISDA02-1.00%)	0.000	+	1/30/2034	382,900
90,000	BNP Paribas SA	4*(USISDA30-USISDA05-2.00%)	0.000	+	4/30/2033	49,500
1,245,000	BNP Paribas SA	4*(USISDA30-USISDA05-2.00%)	1.244	+	4/30/2033	784,350
81,000	Citigroup, Inc.	5*(USISDA30-USISDA05)	1.735	+	1/29/2029	68,275
250,000	Citigroup, Inc.	5*(USISDA30-USISDA05)	1.490	+	5/30/2029	202,150
60,000	Citigroup, Inc.	4*(USISDA30-USISDA02)	1.080	+	7/30/2029	34,200
25,000	Citigroup, Inc.	4*(USISDA30-USISDA02)	0.984	+	11/26/2029	17,500
826,000	Citigroup, Inc.	9*(USISDA30-USISDA05-0.250%)	0.000	+	6/18/2034	610,497
247,000	Citigroup, Inc.	5*(USISDA30-USISDA02)	1.350	+	7/30/2034	121,030
550,000	Citigroup, Inc.	4.5*(USISDA30-USISDA02)	1.022	+	8/29/2034	286,000
175,000	Citigroup, Inc.	4*(USISDA30-USISDA02)	2.076	+	10/31/2034	91,437
391,000	Citigroup, Inc.	10*(USISDA30-USISDA02-0.875%)	0.000	+	4/30/2035	187,680
508,000	Credit Suisse AG	8*(USISDA30-USISDA02)	0.560	+	7/31/2030	294,640
266,000	Credit Suisse AG	7*(USISDA30-USISDA02)	1.589	+	8/28/2030	148,960
103,000	Credit Suisse AG	12*(USISDA30-USISDA02)	2.724	+	4/29/2031	55,620
1,000,000	Customers Bancorp, Inc.		3.950		6/30/2022	1,028,186
1,473,000	Customers Bancorp, Inc.		4.500		9/25/2024	1,539,645
1,500,000	Eagle Bancorp, Inc.		5.750		9/1/2024	1,517,088
45,000	Goldman Sachs Group, Inc.	4*(CMS30-CMS5-0.200%)	0.002	+	6/6/2028	39,221
35,000	Goldman Sachs Group, Inc.	4.25*(USISDA30-USISDA05)	1.360	+	11/13/2028	30,077
40,000	Goldman Sachs Group, Inc.	4*(CMS30-CMS2-0.250%)	0.000	+	11/21/2029	33,586
55,000	HSBC USA, Inc.	4.6*(USISDA30-USISDA05-0.300%)	1.012	+	12/4/2028	49,704
120,000	JPMorgan Chase Co.	4*(USISDA30-USISDA05-0.275%)	0.184	+	9/20/2023	114,612
34,000	Morgan Stanley	USISDA10	1.564	+	3/27/2025	30,940

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Portfolio of Investments (Continued)
April 30, 2020

Principal		Variable Rate (%)	Coupon %		Maturity	Fair Value
	BONDS - 73.9% (Continued)
	BANKS - 12.8% (Continued)
$200,000	Morgan Stanley	5*(USISDA30-USISDA02)	1.410	+	7/20/2025	$160,000
50,000	Morgan Stanley	6*(USISDA30-USISDA02)	1.368	+	8/31/2026	38,063
190,000	Morgan Stanley	5*(USISDA30-USISDA02)	2.145	+	3/30/2027	121,838
69,000	Morgan Stanley	4*(USISDA30-USISDA5)	0.000	+	6/28/2028	40,796
498,000	Morgan Stanley	4.50*(USISDA30-USISDA05)	2.727	+	7/31/2028	321,210
100,000	Morgan Stanley	10*(USISDA30-USISDA02)	2.280	+	11/30/2030	57,000
1,878,000	Morgan Stanley	2.7*(CMS30-CMS2)	3.220	+	8/12/2031	1,716,116
59,000	Morgan Stanley	6*(USISDA30-USISDA02)	2.574	+	3/30/2032	36,064
138,000	Morgan Stanley	4*(USISDA30-USISDA02)	0.920	+	11/27/2033	71,760
195,000	Morgan Stanley	4*(USISDA30-USISDA02)	0.912	+	2/28/2034	100,425
230,000	Morgan Stanley Finance LLC	20*(USISDA30-USISDA02)	5.440	+	12/30/2036	127,650
150,000	Morgan Stanley Finance LLC	8*(USISDA30-USISDA02)	3.432	+	3/30/2037	106,500
561,000	Morgan Stanley Finance LLC	20*(USISDA30-USISDA02)	7.140	+	4/28/2037	337,301
870,000	Morgan Stanley Finance LLC	10*(CMS30-CMS2)	2.770	+	9/29/2037	443,700
1,493,000	Natixis US Medium-Term Note Program LLC	4*(USISDA30-USISDA05)	3.110	+	7/31/2028	1,431,190
1,615,000	Natixis US Medium-Term Note Program LLC	5.5*(USISDA30-USISDA05)	1.562	+	2/28/2029	1,138,575
90,000	Natixis US Medium-Term Note Program LLC	8*(USISDA30-USISDA02)	0.336	+	11/30/2030	54,000
450,000	Natixis US Medium-Term Note Program LLC	4.5*(USISDA30-USISDA05)	1.278	+	8/29/2033	428,130
286,000	Natixis US Medium-Term Note Program LLC	5*(USISDA30-USISDA05)	1.755	+	11/27/2033	170,885
50,000	Natixis US Medium-Term Note Program LLC	7*(USISDA30-USISDA02)	0.483	+	10/31/2034	23,500
50,000	Royal Bank of Canada	4.5*(USISDA30-USISDA05)	2.066	+	6/30/2029	41,000
120,000	Royal Bank of Canada	4*(USISDA30-USISDA02-1%)	0.500	+	7/31/2034	85,200
67,000	Royal Bank of Canada	4*(USISDA30-USISDA02-1%)	0.000	+	9/29/2034	49,714
390,000	Wells Fargo & Co.	CPI YOY + 1.000%	3.487+	+	2/24/2027	384,969
						15,351,746
	DIVERSIFED FINANCIAL SERVICES - 6.2%
50,794	B. Riley Financial, Inc.		7.375		5/31/2023	1,197,722
16,291	B. Riley Financial, Inc.		6.875		9/30/2023	374,204
24,550	B. Riley Financial, Inc.		6.750		5/31/2024	547,956
20,000	B. Riley Financial, Inc.		6.500		9/30/2026	410,000
50,000	Citigroup Global Markets Holdings, Inc.	CPI YOY + 1.350%	3.635	+	8/31/2028	49,505
2,000,000	Cowen, Inc.		7.250		5/6/2024	1,923,364
789,000	Jefferies Group LLC	10*(USISDA30-USISDA02)	2.527	+	4/28/2033	583,860
118,000	Jefferies Group LLC	7.5*(USISDA30-USUSDA02)	2.040	+	5/31/2034	79,650
875,000	Jefferies Group LLC	10*(USISDA10-USISDA02)	1.865	+	6/30/2037	590,625
92,000	Jefferies Group LLC	9*(USISDA10-USISDA02)	8.000	+	8/31/2037	61,870
559,000	Jefferies Group LLC	8*(USISDA10-USISDA02)	8.000	+	9/30/2037	377,325
819,000	Jefferies Group LLC	10*(USISDA10-USISDA02)	1.865	+	10/31/2037	552,825
87,889	Medley LLC		7.250		1/30/2024	696,960
39,000	Morgan Stanley & Co. LLC	5*(CMS30-CMS2)	1.125	+	1/21/2026	29,689
						7,475,555
	FINANCIAL SERVICES - 40.8%
2,250,000	Capital Southwest Corp.		5.375		10/1/2024	2,106,563
58,475	Capital Southwest Corp.		5.950		12/15/2022	1,354,866
134,492	Capitala Finance Corp.		5.750		5/31/2022	2,601,075
111,128	Capitala Finance Corp.		6.000		5/31/2022	2,189,222
79,584	Fidus Investment Corp.		6.000		2/15/2024	1,801,782
71,364	Fidus Investment Corp.		5.375		11/1/2024	1,580,713
76,904	Gladstone Capital Corp.		6.125		11/1/2023	1,776,482
29,000	Gladstone Capital Corp.		5.375		11/1/2024	654,530
144,213	Great Elm Capital Corp.		6.500		9/18/2022	2,541,754
61,486	Great Elm Capital Corp.		6.500		9/18/2022	1,003,452
74,282	Harvest Capital Credit Corp.		6.125		9/15/2022	1,493,068
9,404	Horizon Technology Finance Corp.		6.250		9/15/2022	228,047
177,315	Investcorp Credit Management BDC, Inc.		6.125		7/1/2023	3,351,254
109,889	Medallion Financial Corp.		9.000		4/15/2021	2,649,973
8,063	Medley Capital Corp.		6.500		1/30/2021	177,386
63,909	Medley Capital Corp.		6.125		3/30/2023	1,161,227
134,188	Monroe Capital Corp.		5.750		10/31/2023	2,897,119
105,849	MVC Capital, Inc.		6.250		11/30/2022	2,279,987
37,063	New Mountain Finance Corp.		5.750		10/1/2023	842,679

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Portfolio of Investment (Continued)
April 30, 2020

Principal		Variable Rate (%)	Coupon %		Maturity	Fair Value
	BONDS - 73.9% (Continued)
	FINANCIAL SERVICES - 40.8% (Continued)
$34,598	Newtek Business Services Corp.		6.250		3/1/2023	$816,513
127,432	Newtek Business Services Corp.		5.750		8/1/2024	2,994,652
7,000	OFS Capital Corp.		6.500		10/31/2025	137,340
25,000	OFS Capital Corp.		5.950		10/31/2026	487,500
28,500	Oxford Square Capital Corp.		6.250		4/30/2026	640,395
127,820	PennantPark Investment Corp.		5.500		10/15/2024	2,671,438
170,562	Portman Ridge Finance Corp.		6.125		9/30/2022	3,515,283
10,000	Saratoga Investment Corp.		6.250		8/31/2025	225,692
11,169	Stellus Capital Investment Corp.		5.750		9/15/2022	239,592
104,823	THL Credit, Inc.		6.750		12/30/2022	2,489,546
58,225	THL Credit, Inc.		6.125		10/30/2023	1,380,363
22,510	TriplePoint Venture Growth BDC Corp.		7.000		1/16/2025	512,778
5,000	WhiteHorse Finance, Inc.		6.500		11/30/2025	117,550
						48,919,821
	FINANCIAL SERVICES-CLOSED-END FUNDS - 0.0%
2,836	Eagle Point Credit Co., Inc.		6.750		9/30/2027	61,967

	INSURANCE - 1.5%
1,765,000	AmTrust Financial Services, Inc.		6.125		8/15/2023	1,613,632
48,153	Atlas Financial Holdings, Inc.		6.625		4/26/2022	219,096
						1,832,728
	MACHINERY - DIVERSIFIED - 0.8%
1,890,000	Briggs & Stratton Corp.		6.875		12/15/2020	977,602

	MULTI-NATIONAL - 0.3%
443,000	International Bank for Reconstruction & Development	4.5*(USISDA30-USISDA05)	1.247	+	5/30/2034	358,830

	OIL & GAS - 2.8%
1,000,000	Continental Resources, Inc.		5.000		9/15/2022	950,000
1,613,000	Gulfport Energy Corp.		6.625		5/1/2023	882,311
1,500,000	Montage Resources Corp.		8.875		7/15/2023	1,232,325
500,000	Oasis Petroleum, Inc.		6.875		3/15/2022	76,875
1,750,000	Whiting Petroleum Corp.		5.750		3/15/2021	184,888
						3,326,399
	OIL & GAS SERVICES - 0.2%
500,000	SESI LLC **		7.125		12/15/2021	253,530

	PIPELINES - 1.5%
1,775,000	MPLX LP **		6.250		10/15/2022	1,775,337

	PRIVATE EQUITY - 2.4%
400,000	Hercules Capital, Inc.		4.625		10/23/2022	357,541
5,247	Hercules Capital, Inc.		5.250		4/30/2025	124,354
90,000	Trinity Capital, Inc. **		5.750		7/15/2022	2,351,250
						2,833,145
	REITS - 4.4%
1,600,000	CBL & Associates LP		5.250		12/1/2023	447,680
94,324	Ready Capital Corp.		6.500		4/30/2021	2,122,290
57,980	Sachem Capital Corp.		7.125		6/30/2024	1,249,469
69,111	Sachem Capital Corp.		6.875		12/30/2024	1,416,775
						5,236,214
	RETAIL - 0.2%
250,000	GameStop Corp. **		6.750		3/15/2021	197,812

	TOTAL BONDS (Cost - $102,196,202)					88,600,686

	CONVERTIBLE BONDS- 3.4%
	INVESTMENT COMPANIES - 1.2%
1,300,000	BlackRock Capital Investment Corp.		5.000		6/15/2022	1,015,625
500,000	New Mountain Finance Corp.		5.750		8/15/2023	425,559
						1,441,184

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Portfolio of Investments (Continued)
April 30, 2020

Principal			Coupon %	Maturity	Fair Value
		CONVERTIBLE BONDS- 3.4% (Continued)
		REITS - 1.5%
$2,300,000		New York Mortgage Trust, Inc.	6.250	1/15/2022	$1,805,500

		TRANSPORTATION - 0.7%
1,250,000		Golar LNG Ltd.	2.750	2/15/2022	817,187

		TOTAL CONVERTIBLE BOND (Cost - $4,860,911)			4,063,871

		UNITED STATES GOVERNMENT SECURITIES - 2.7%
3,274,320	^	United States Treasury Inflation Indexed Bonds	0.125	4/15/2021	3,224,254
		TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $3,232,358)			3,224,254

Shares
	SHORT-TERM INVESTMENTS - 4.8%
5,807,033	Fidelity Institutional Money Market Portfolio, Class I, 0.16% *
	TOTAL SHORT-TERM INVESTMENTS (Cost - $5,807,033)	5,807,033

	TOTAL INVESTMENTS - 99.5% (Cost - $136,542,116)	$119,246,395
	OTHER ASSETS LESS LIABILITIES - 0.5%	658,371
	NET ASSETS - 100.0%	$119,904,766

+	Variable rate security, rate shown represents the rate at April 30, 2020.

++	Step rate, rate shown represents the rate at April 30, 2020.

*	Rate shown represents the rate at April 30, 2020, is subject to change and resets daily.

**	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At April 30, 2020, these securities amounted to $19,183,796 or 16.00% of net assets.

^	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

LIBOR - London Interbank Offered Rate

CMS2 - Constant Maturity Swap 2 Year Rate

CMS5 - Constant Maturity Swap 5 Year Rate

CMS30 - Constant Maturity Swap 30 Year Rate

CPI YOY - Consumer Price Index Year over Year

USISDA02 - 2 Year USD ICE Swap Rate

USISDA05 - 5 Year USD ICE Swap Rate

USISDA10 - 10 Year USD ICE Swap Rate

USISDA30 - 30 Year USD ICE Swap Rate

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Statement of Assets and Liabilities
April 30, 2020

ASSETS
Investment securities:
At cost	$136,542,116
At fair value	$119,246,395
Dividend and Interest receivable	783,515
Receivable for Fund shares sold	216,864
Receivable for securities sold	301,229
Prepaid expenses and other assets	58,105
TOTAL ASSETS	120,606,108

LIABILITIES
Payable for securities purchased	$263,522
Payable for Fund shares redeemed	333,549
Dividends payable	6,148
Investment advisory fees payable	85,683
Distribution (12b-1) fees payable	8,738
Payable to related parties	885
Accrued expenses and other liabilities	2,817
TOTAL LIABILITIES	701,342
NET ASSETS	$119,904,766

NET ASSETS CONSIST OF:
Paid in capital	$140,400,941
Accumulated losses	(20,496,175)
NET ASSETS	$119,904,766

NET ASSET VALUE PER SHARE:

Class I Shares:
Net Assets	$97,720,714
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	10,961,419
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.91

Investor Class Shares:
Net Assets	$22,184,052
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,488,081
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.92

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Statement of Operations
For the Year Ended April 30, 2020

INVESTMENT INCOME
Dividend (net of foreign withholding tax of $1,162)	$2,670,897
Interest	2,589,437
TOTAL INVESTMENT INCOME	5,260,334

EXPENSES
Investment advisory fees	827,572
Distribution (12b-1) fees:
Investor Class	83,146
Administrative services fees	96,221
Third party Administration servicing fees	72,986
Registration fees	36,219
Accounting services fees	31,825
Legal fees	27,342
Transfer agent fees	23,417
Compliance officer fees	21,056
Audit fees	19,022
Printing and postage expenses	16,727
Trustees fees and expenses	14,100
Custodian fees	9,156
Insurance expense	5,580
Other expenses	5,969
TOTAL EXPENSES	1,290,338

Plus: Waived Fees Recaptured by the Advisor	140,257

NET EXPENSES	1,430,595

NET INVESTMENT INCOME	3,829,739

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Investments	(2,363,477)
Realized loss on investments	(2,363,477)

Net change in unrealized depreciation on:
Investments	(17,651,917)
Unrealized depreciation on investments	(17,651,917)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(20,015,394)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,185,655)

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2020	April 30, 2019
FROM OPERATIONS
Net investment income	$3,829,739	$971,961
Net realized loss from investments	(2,363,477)	(432,185)
Unrealized appreciation (depreciation) from investments	(17,651,917)	368,047
Net increase (decrease) in net assets resulting from operations	(16,185,655)	907,823

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions paid:
Class I	(3,596,152)	(945,279)
Investor Class	(625,909)	(124,733)
Net decrease in net assets resulting from distributions to shareholders	(4,222,061)	(1,070,012)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	110,859,674	37,686,322
Investor Class	35,475,970	7,372,297
Net asset value of shares issued in reinvestment of distributions:
Class I	3,578,185	939,667
Investor Class	595,409	116,330
Payments for shares redeemed:
Class I	(41,207,524)	(11,745,537)
Investor Class	(15,878,678)	(1,431,821)
Net increase in net assets from shares of beneficial interest	93,423,036	32,937,258

TOTAL INCREASE IN NET ASSETS	73,015,320	32,775,069

NET ASSETS
Beginning of Year	46,889,446	14,114,377
End of Year	$119,904,766	$46,889,446

SHARE ACTIVITY
Class I:
Shares Sold	10,941,604	3,713,978
Shares Reinvested	368,404	93,026
Shares Redeemed	(4,369,484)	(1,156,636)
Net increase in shares of beneficial interest outstanding	6,940,524	2,650,368

Investor Class:
Shares Sold	3,490,043	723,805
Shares Reinvested	62,120	11,561
Shares Redeemed	(1,672,768)	(142,244)
Net increase in shares of beneficial interest outstanding	1,879,395	593,122

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

	Class I
	Year Ended		Year Ended	Year Ended		Period Ended
	April 30, 2020		April 30, 2019	April 30, 2018		April 30, 2017 (1)

Net asset value, beginning of year/period	$10.13		$10.18	$10.15		$10.00
Activity from investment operations:
Net investment income (2)	0.37		0.38	0.41		0.25
Net realized and unrealized gain (loss) on investments	(1.20)		(0.01)	(0.02	) (9)	0.15
Total from investment operations	(0.83)		0.37	0.39		0.40
Less distributions from:
Net investment income	(0.39)		(0.39)	(0.36)		(0.25)
Net realized gains	—		(0.03)	(0.00	) *	—
Total distributions	(0.39)		(0.42)	(0.36)		(0.25)
Net asset value, end of year/period	$8.91		$10.13	$10.18		$10.15
Total return (3)	(8.45	)% (10)	3.66%	4.00%		4.03	% (4)
Net assets, at end of year/period (000s)	$97,721		$40,723	$13,956		$262
Ratio of gross expenses to average net assets (5,7)	1.16%		1.66%	4.39%		91.70	% (6)
Ratio of net expenses to average net assets (7)	1.30	% (11)	1.30%	1.30%		1.30	% (6)
Ratio of net investment income to average net assets (7,8)	3.76%		3.78%	4.02%		3.11	% (6)
Portfolio Turnover Rate	106%		78%	138%		109	% (4)

	Investor Class
	Year Ended		Year Ended	Year Ended		Period Ended
	April 30, 2020		April 30, 2019	April 30, 2018		April 30, 2017 (1)

Net asset value, beginning of year/period	$10.13		$10.19	$10.15		$10.00
Activity from investment operations:
Net investment income (2)	0.33		0.33	0.34		0.16
Net realized and unrealized gain (loss) on investments	(1.20)		(0.02)	0.01		0.20
Total from investment operations	(0.87)		0.31	0.35		0.36
Less distributions from:
Net investment income	(0.34)		(0.34)	(0.31)		(0.21)
Net realized gains	—		(0.03)	(0.00	) *	—
Total distributions	(0.34)		(0.37)	(0.31)		(0.21)
Net asset value, end of year/period	$8.92		$10.13	$10.19		$10.15
Total return (3)	(8.81)%		3.05%	3.53%		3.63	% (4)
Net assets, at end of year/period (000s)	$22,184		$6,166	$158		$53
Ratio of gross expenses to average net assets (5,7)	1.66%		2.16%	4.89%		89.19	% (6)
Ratio of net expenses to average net assets (7)	1.80	% (11)	1.80%	1.80%		1.80	% (6)
Ratio of net investment income to average net assets (7,8)	3.38%		3.23%	3.30%		1.97	% (6)
Portfolio Turnover Rate	106%		78%	138%		109	% (4)

(1)	Fund commenced investment operations on July 6, 2016.

(2)	The net investment income per share data was determined using the average shares outstanding throughout each year/period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Does not include expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(11)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

*	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Notes to Financial Statements
April 30, 2020

1.	ORGANIZATION

The Holbrook Income Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced investment operations on July 6, 2016. The investment objective is to provide current income, with a secondary objective of capital preservation in a rising interest rate environment.

The Fund offers Class I and Investor Class shares. Both classes of shares are sold at net asset value without an initial sales charge. Class I shares are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than the Investor Class shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

Fair Valuation Process. The fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each group. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020, for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Preferred Stock	$2,944,684	$2,412,500	$—	$5,357,184
Asset Backed Securities	—	12,193,367	—	12,193,367
Bonds	55,234,051	33,366,635	—	88,600,686
Convertible Bonds	—	4,063,871	—	4,063,871
United States Government Securities	—	3,224,254	—	3,224,254
Short-Term Investments	5,807,033	—	—	5,807,033
Total Assets	$63,985,768	$55,260,627	$—	$119,246,395

*	Refer to the Portfolio of Investments for classifications.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken for open tax years 2017-2019 or expected to be taken in the Fund’s April 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

3.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. The Fund’s prospectus and statement of additional information include a full listing of risks associated with the Fund’s investments which include, but are not limited to: Baby Bond Risk, Business Development Company (“BDC”) Risk, Closed End Fund Risk, Collateralized Loan Obligations Risk, Credit Risk, Currency Risk, Cybersecurity Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Foreign (Non-U.S.) Investment Risk, Gap Risk, High Yield Risk, Investment Companies and Exchange-Traded Funds (“ETFs”) Risk, LIBOR Risk, Liquidity Risk, Management Risk, Market Risk, Market

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

Events Risk, Preferred Stock Risk, Quantitative Investing Risk, Treasury Inflation Protected Securities Risk, Underlying Fund Risk, U.S. Government Securities Risk and Valuation Risk and Volatility Risk.

Baby Bonds Risk – The primary risk associated with the Fund’s investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments.

Collateralized Loan Obligations Risk - The Fund is subject to the following risks as a result of its investments in CLOs:

●	Asset Manager Risk: The CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control.

●	Legal and Regulatory Risk: The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy.

●	Limited Recourse Risk: CLO debt securities are limited recourse obligations of their issuers. CLO debt is payable solely from the proceeds of its underlying assets. Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. No party or entity other than the issuer will be obligated to make payments on CLO debt. CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

●	Redemption Risk: CLO debt securities may be subject to redemption. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”). Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt.

●	Reinvestment Risk: The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency). Additionally, the reinvestment period is a pre-determined finite period of time; however, there is a risk that the reinvestment period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets. Early termination of the Reinvestment Period could adversely affect a CLO investment.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early,

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund. In 2017, the United Kingdom’s Financial Conduct Authority warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Preferred Stock Risk – The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred stocks will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects and may be less liquid than common stocks.

Treasury Inflation Protected Securities Risk – The value of inflation protected securities issued by the U.S. Treasury (“TIPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended April 30, 2020, amounted to $192,630,329 and $105,008,901, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Holbrook Holdings, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “Waiver Agreement”), until at least September 1, 2020, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses (such as litigation) will not exceed 1.30% and 1.80% of the Fund’s average daily net assets for Class I and Investor Class shares, respectively, subject to possible recoupment (or recapture) from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment (or

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

recapture) can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and within three years of such waiver or reimbursement, the Fund’s Operating Expenses are subsequently less than 1.30% and 1.80% of average daily net assets attributable to Class I and Investor Class shares, respectively, the Advisor shall be entitled to recoup from (or recaptured) from the Fund for such waived fees or reimbursed expenses provided that such recoupment (or recapture) does not cause the Fund’s expenses to exceed 1.30% and 1.80% of average daily net assets for Class I and Investor Class shares, respectively. If Fund Operating Expenses attributable to Class I and Investor Class shares subsequently exceed 1.30% and 1.80% per annum of the average daily net assets, the recoupment (or recapture) shall be suspended. During the year ended April 30, 2020, the Advisor recaptured $140,257 of previously waived fees and $19,765 available for recapture expired. During the year ended April 30, 2018 the Advisor has waived/reimbursed $167,689 in expenses to the Fund which may be recaptured by April 30, 2021. During the year ended April 30, 2019 the Advisor has waived/reimbursed $93,307 in expenses to the Fund which may be recaptured by April 30, 2022.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.50% of its average daily net assets for the Investor Class and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended April 30, 2020, pursuant to the Plan, the Investor Class paid $83,146.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I and Investor Class shares. For the year ended April 30, 2020, the Distributor received $0 and $0 in underwriting commissions for sales of Class I and Investor Class shares, respectively, of which $0 and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class I and Investor Class shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separated servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$137,167,871	$617,516	$(18,538,992)	$(17,921,476)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended April 30, 2020 and April 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	April 30, 2020	April 30, 2019
Ordinary Income	$4,218,025	$1,068,790

As of April 30, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$53,294	$—	$(2,599,137)	$(22,708)	$(6,148)	$(17,921,476)	$(20,496,175)

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, deemed dividend distributions, contingent debt payment instruments, trust preferred securities, and adjustments for accrued dividends payable.

At April 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$22,708	$22,708	$367,908

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 2,599,137.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses resulted in reclassifications for the Fund for the fiscal year ended April 30, 2020 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(1,100)	$1,100

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2020, Charles Schwab & Co., Inc. held approximately 75% of the voting securities of the Holbrook Income Fund.

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2020

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

GRANT THORNTON LLP	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Two Commerce Square
2001 Market Street, Suite 700
Philadelphia, PA 19103

D +1 215 561 4200
F +1 215 561 1066

Board of Trustees of the Two Roads Shared Trust and Shareholders of Holbrook Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Holbrook Income Fund (a fund in the Two Roads Shared Trust) (the “Fund”) as of April 30, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended April 30, 2020, and the financial highlights for each of the three years in the period ended April 30, 2020, and for the period from July 6, 2016 (date of commencement of operations) through April 30, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020, and its financial highlights for each of the three years in the period ended April 30, 2020 and for the period from July 6, 2016 (date of commencement of operations) through April 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Two Roads Shared Trust since 2016.

Philadelphia, Pennsylvania
June 29, 2020

Holbrook Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2020

Approval of Advisory Agreement

Holbrook Income Fund

At a meeting held on March 4-5, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shares Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Holbrook Holdings, LLC (“Holbrook” or the “Adviser”) and the Trust, on behalf of the Holbrook Income Fund (“the Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Holbrook; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from Holbrook. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Holbrook related to the Advisory Agreement with the Trust on behalf of the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of Holbrook; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; a quarterly written report containing Holbrook’s performance commentary; Holbrook’s compliance program, including its business continuity policy and information systems security policy, and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940 Act, from engaging in conduct prohibited

Holbrook Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2020

by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of Holbrook’s compliance program; information regarding the Adviser’s and its affiliates’ compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by Holbrook under the Advisory Agreement, the Board considered the level and sophistication of Holbrook’s employees’ asset management, risk management, operations and compliance experience. The Board considered that Holbrook continued to employ varied high yield income strategies and that there had been no staffing changes in the Fund’s portfolio management team. The Board noted that it had met with the Fund’s portfolio manager and was satisfied with his expertise and ability to manage the Fund’s portfolio in accordance with its investment objectives and strategy. The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of Holbrook and procedures reasonably designed to ensure compliance with federal securities laws. The Board noted that Holbrook appeared to have adequate capacity to operate both its investment and compliance program, that Holbrook had adopted cybersecurity and business continuity policies and procedures, and that Holbrook’s risk management and associated policies appeared to be operating effectively to identify and monitor risks. The Board considered that Holbrook utilizes a compliance consultant to support Holbrook’s CCO. The Board also considered the significant risks assumed by Holbrook in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund.

In considering the nature, extent, and quality of the services provided by Holbrook, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Holbrook’s management and the quality of the performance of Holbrook’s duties. The Board concluded that Holbrook had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by Holbrook to the Fund were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviewed at its regularly scheduled meetings information about the Fund’s performance results. Among other data, the Board considered the performance of the Fund for the one-year, three-year and since inception periods ended December 31, 2019 as compared to the Fund’s benchmark index (Barclays U.S. Government/Credit 1-5 Year Total Return Index) and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board considered that the Fund trailed its Peer Group but

Holbrook Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2020

outperformed its benchmark and the median of its Morningstar category (Short-Term Bond) for each of the one-year, three-year and since inception periods.

The Board also took into account management’s discussion of the Fund’s performance, including the quarterly written report containing Holbrook’s performance commentary. The Board took note of the Fund’s strong performance over the past year and also took into account the Fund’s risk-adjusted returns, as well as how the Fund was performed compared to its benchmark index. The Board also took into account the Fund’s performance volatility. The Board concluded that the Fund’s overall performance was satisfactory.

Fees and Expenses. Regarding the costs of the services provided by Holbrook with respect to the Fund, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the funds within the Peer Group and to its Morningstar category. The Board noted that the Fund’s contractual advisory fee was above the median of the Peer Group and its Morningstar category but was not the highest. The Board also considered that the net operating expenses of the Fund were above the median of its Peer Group and its Morningstar category but were not the highest. The Board noted in considering the expenses of the Fund that the Fund’s average net assets were substantially lower than the median assets of the funds in its Peer Group and Morningstar category and considered the impact that the size of the Fund has on the Fund’s total operating expenses. The Board also considered that Holbrook had agreed to reimburse expenses to limit net annual operating expenses to 1.30% and 1.80% (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the average net assets attributable to Class I and Investor Class shares of the Fund, respectively. The Board took into account Holbrook’s discussion of the Fund’s expenses. The Board also noted that Holbrook did not manage any other accounts or funds that are similarly managed as the Fund.

Based on the factors above, the Board concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Board considered Holbrook’s profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Holbrook based on current asset levels of the Fund. The Board noted the direct and indirect costs of operating the Fund in that analysis and concluded that Holbrook’s profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether Holbrook would realize economies of scale with respect to its management of the Fund as the Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints. The Board considered the profitability analysis provided by Holbrook and considered that Holbrook had represented that it expected the Fund to achieve economies of scale at certain asset levels, but that at current asset levels, economies of scale was not a consideration. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Holbrook Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2020

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits to be received by Holbrook from its association with the Fund. The Board considered that Holbrook did not anticipate receiving any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted the potential for future product launches based on the success of the Fund as well as the use of soft dollars. The Board concluded that these potential benefits are reasonable.

Conclusion. The Board, having requested and received such information from Holbrook as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the Advisory Agreement renewal, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Holbrook Income Fund
Expense Example (Unaudited)
April 30, 2020

As a shareholder of the Holbrook Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Holbrook Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from November 1, 2019, through April 30, 2020.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 11/01/2019	For the period	Value 4/30/2020	the Period*
Actual
Class I	$1,000.00	1.30%	$891.10	$6.11
Investor Class	1,000.00	1.80%	889.00	8.45

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 11/01/2019	For the period	Value 4/30/2020	the Period*
Hypothetical
Class I	$1,000.00	1.30%	$1,018.40	$6.52
Investor Class	1,000.00	1.80%	1,015.91	9.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366.

Holbrook Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2020

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of April 30, 2020.

**	As of April 30, 2020, the Trust was comprised of 22 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes

Holbrook Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2020

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since February 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (April 2017 to February 2020); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011-present)	N/A	N/A

*	Information is as of April 30, 2020.

**	As of April 30, 2020, the Trust was comprised of 22 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-345-8646.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-345-8646 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-877-345-8646.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Investment Advisor
Holbrook Holdings Inc
1722 NW Raleigh St. #416
Portland, OR 97212

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2020	2019
Holbrook Income Fund	15,750	15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2020	2019
Holbrook Income Fund	2,900	2,900

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended April 30, 2020 and 2019, respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended April 30, 2020 and 2019, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to open-end investment companies.

ITEM 6. INVESTMENTS. - Schedule of investments in securities of unaffiliated issuers is included under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment company

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: July 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: July 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: July 1, 2020